                                                                    EXHIBIT 99.1
                                   AGREEMENT


    THIS AGREEMENT, dated as of December 11, 1998 by and between HEALTHCARE FINANCIAL PARTNERS REIT, INC., a Maryland corporation (the "Company"), and HEALTHCARE FINANCIAL PARTNERS, INC., a Delaware corporation ("HCF");

                                  WITNESSETH:

    WHEREAS, the Company invests in income producing real estate and real estate related assets in the healthcare industry ("REIT Investments") and expects to qualify for the tax benefits of a real estate investment trust (a "REIT") accorded by Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"); and

    WHEREAS, pursuant to the terms of a Management Agreement dated as of May 6, 1998 (the "Management Agreement") between the Company and HCFP REIT Management, Inc., a wholly-owned subsidiary of HCF (the "Manager"), the Company retained the Manager to advise and counsel the Company as to the acquisition and sale of, and to otherwise manage, the REIT Investments and to perform administrative services for the Company; and

    WHEREAS as of December 11, 1998, the Company and HCF determined that it was in the best interests of both the Company and HCF to terminate the Management Agreement and to enter into this Agreement pursuant to which HCF, either directly or through one or more of its subsidiaries, will undertake to originate REIT Investments for the Company and the Company will pay to HCF or its nominee an amount equal to 2.5% of the principal amount of each mortgage loan originated by HCF or its subsidiary and funded by the Company and 2.5% of the purchase price of each real property investment originated by HCF or its subsidiary and acquired by the Company, all in the manner and on the terms set forth herein;

    NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

    SECTION 1. Definitions. Capitalized terms used herein and not otherwise
               -----------
defined shall have the following meanings:

     (a)  "Agreement" means this Agreement, as amended from time to time.

     (b) "Closing Date" means the date agreed to by the Company and HCF for the closing of a REIT Investment originated hereunder by HCF, which shall be no later than the date of recordation of such REIT Investment.

     (c) "Company" means Healthcare Financial Partners REIT, Inc., a Maryland corporation.

     (d)  "Company Subsidiary" means any Subsidiary of the Company.
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     (e)  "Governing Instruments" means the charter and bylaws in the case of a corporation, or the partnership or operating agreement in the case of a partnership or a limited liability company.

     (f) "HCF" means HealthCare Financial Partners, Inc., a Delaware corporation.

     (g) "HCF Subsidiary" means any Subsidiary of HCF.

     (h) "Person" means an individual, corporation, partnership, trust, limited liability company, or unincorporated organization, or a government or any agency or political subdivision thereof.

     (i) "Subsidiary" means, as applied to any Person, (a) any corporation of which 50% or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body), regardless of the existence at the time of a right of the holders of any class or classes (however designated) of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership or limited liability company of which 50% or more of the outstanding partnership interests or limited liability company interest is, at the time, owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person or one or more Subsidiaries of such Person, and (b) any other entity which is directly or indirectly controlled or capable or being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

    SECTION 2.  Duty of HCF to Originate REIT Investments.
                -----------------------------------------

     (a) During the term of this Agreement, HCF will use its best efforts to originate, either directly or through an HCF Subsidiary, on behalf of the Company, REIT Investments and will employ, or cause HCF Subsidiaries to employ, at least two individuals who have experience with respect to the healthcare industry, mortgage loans, and real estate-related assets and whose primary duties are to originate REIT Investments on behalf of the Company

     (b) The obligation of HCF to originate REIT Investments shall include, without limitation, an obligation on the part of HCF to provide marketing services on behalf of the Company, to identify appropriate REIT Investments to be made by the Company which meet the investment criteria formulated by the Board of Directors of the Company and described on Exhibit A attached hereto, to provide the Company with information and documents concerning each such potential REIT Investment originated on behalf of the Company as is reasonably necessary for the Company to underwrite such REIT Investment, and to use all reasonable efforts to assist the Company in its evaluation and underwriting of each such potential REIT Investment. A potential REIT Investment shall be deemed to have been originated by HCF hereunder only after written notice identifying such investment is given by HCF to the Company.

     (c) HCF, either directly or through an HCF Subsidiary, shall present to the Company during each year this Agreement is in effect at least ten proposed REIT Investments which meet the criteria set forth on Exhibit A attached hereto and which have an aggregate value of at least

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$50,000,000.00, computed in the case of mortgage loans at the principal amount thereof, and, in the case of real estate proposed to be acquired, at the purchase price thereof.

     SECTION 3.  Closing Fee.
                 -----------

     (a) On each Closing Date the Company shall pay to HCF a fee (the "Closing Fee") in the following amount: (i) if the REIT Investment consummated on such Closing Date is a mortgage loan funded by the Company or a Company Subsidiary, such Closing Fee shall be an amount equal to 2.5% of the principal amount of such mortgage loan, and (ii) if the REIT Investment consummated on such Closing Date includes the acquisition by the Company or a Company Subsidiary of real estate, such Closing Fee shall be an amount equal to 2.5% of the purchase price paid by the Company or the Company Subsidiary for such real estate.

     (b) Each Closing Fee paid by the Company hereunder shall be earned immediately by HCF on the applicable Closing Date and be paid to HCF in immediately available funds in the manner directed in writing by HCF to the Company within ten business days thereafter.

    SECTION 4.  Non-Compete.
                -----------

     (a) Nothing herein will limit or restrict the right of HCF or any of its officers, directors, employees or any HCF Subsidiary to engage in any business or to render services of any kind to any other person including the purchase of, or rendering advice to others purchasing, assets that meet the Company's policies and criteria, except that so long as this Agreement is in effect, HCF shall not directly or through a Subsidiary acquire any healthcare facilities (except in connection with the foreclosure of mortgages).

     (b) Nothing herein will limit or restrict the right of the Company or any of its officers, directors, employees or any Company Subsidiary to engage in any business or to make or acquire REIT Investments which have not been originated by HCF or an HCF Subsidiary and for which HCF is not entitled to payment of a Closing Fee, except that so long as this Agreement is in effect, neither the Company nor any Company Subsidiary shall employ any Person to originate REIT Investments or whose primary employment responsibilities include the origination of REIT Investments.

    SECTION 5.  No Joint Venture.  The Company and HCF are not partners or joint
                ----------------
venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.

    SECTION 6.  Term.  This Agreement shall continue in force and effect for an
                ----
initial term (the "Initial Term") expiring on December 31, 2002, subject to being terminated for cause as provided in Section 7 herein. Thereafter, the term of this Agreement may be extended by agreement between the Company and HCF. Each extension shall be executed in writing by all parties hereto before the expiration of this Agreement or, if applicable, the most recent extension thereof. Each such extension shall be effective for a period of one year. At any time after the Initial Term, either HCF or the Company may terminate, or decline to renew the term of, this Agreement, without cause upon 90 days written notice to the other party.

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    SECTION 7.  Termination for Cause.  This Agreement, or any extension hereof,
                ---------------------
may be terminated by either party for cause immediately upon written notice to the other party. Grounds for termination for cause will occur with respect to a party if:

          (i) Such party shall have violated any provision of this Agreement and, after notice of such violation, shall not have cured such default within 30 days (except in the case of a default under Section 2(c) hereof as to which the cure period shall be 90 days); or

          (ii) There is entered an order for relief or similar decree or order with respect to the other party by a court having jurisdiction in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable federal or state bankruptcy, insolvency or other similar laws; or the other party (A) admits in writing its inability to pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors; (B) applies for, or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) of the other party or of any substantial part of its properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the other party and continue undismissed for 30 days; (C) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorizes such application or consent, or proceedings to such end are instituted against the other party without such authorization, application or consent and are approved as properly instituted and remain undismissed for 30 days or results in adjudication of bankruptcy or insolvency; or (D) permits or suffers all or any substantial part of its properties or assets to be sequestered or attached by court order and the order remains undismissed for 30 days.

     Each party agrees that if any of the events specified in this Section 7 shall occur, it will give prompt written notice thereof to the other party after the happening of such event.

     If this Agreement is terminated pursuant to this Section 7, such termination shall be without any further liability or obligation of either party to the other.

     SECTION 8.  Assignment.
                 ----------

    This Agreement shall terminate automatically in the event of its assignment, in whole or in part, by HCF, unless such assignment is to a corporation, association, trust or other organization which is a successor (by merger, consolidation or purchase of assets) to HCF, or unless such assignment is consented to in writing by the Company with the consent of a majority of the Independent Directors. Such an assignment shall bind the assignee hereunder in the same manner as HCF is bound hereunder and, to further evidence its obligations hereunder the assignee shall execute and deliver to the Company a counterpart of this Agreement. This

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Agreement shall not be assignable by the Company without the consent of HCF, except in the case of assignment by the Company to a REIT or other organization which is a successor (by merger, consolidation or purchase of assets) to the Company, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Company is bound hereunder.

    SECTION 9.  Representations and Warranties.
                ------------------------------

    (a) The Company hereby represents and warrants to HCF as follows:

          (i) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole.

          (ii) The Company has the corporate power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary corporate action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, stockholders and creditors of the Company, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Company in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Company, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on the Company or any of its subsidiaries, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Company or any of its Subsidiaries, or the Governing Instruments of, or any securities issued by the Company or any of its Subsidiaries, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or any of their respective assets, may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     (b) HCF hereby represents and warrants to the Company as follows:

          (i) HCF is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualifications, except for failures to be so qualified, authorized or licensed that could not in the aggregate have a material adverse effect on the business operations, assets or financial condition of HCF and its subsidiaries, taken as a whole.

          (ii) HCF has the corporate power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary corporate action to authorize, execute and deliver this Agreement and perform all obligations required hereunder. No consent of any other person including, without limitation, stockholders and creditors of HCF, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by HCF in connection with this Agreement or the execution and delivery of this Agreement and the performance all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of HCF, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of HCF enforceable against HCF in accordance with its terms.

          (iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on HCF, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on HCF, or the Governing Instruments of, or any securities issued by, HCF or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which HCF is a party or by which HCF or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of HCF and its subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     SECTION 10.  Notices.  Unless expressly provided otherwise herein, all
                  -------
notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against

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

receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

     (a)  If to the Company:

          HealthCare Financial Partners REIT, Inc.
          2 Wisconsin Circle
          Fourth Floor
          Chevy Chase, Maryland  20815
          Attention:   Edward P. Nordberg, Jr.
          Telephone:   (301) 664-9823
          Fax:         (301) 664-9880

     (b)  If to HCF:

          HealthCare Financial Partners, Inc.
          2 Wisconsin Circle
          Fourth Floor
          Chevy Chase, Maryland  20815
          Attention:   Edward P. Nordberg, Jr.
          Telephone:   (301) 664-9823
          Fax:         (301) 664-9880

          with a copy given in the manner prescribed above to:

          G. William Speer, Esq.
          Powell, Goldstein, Frazer & Murphy, LLP
          191 Peachtree Street, N.E.
          Sixteenth Floor
          Atlanta, Georgia  30303

    Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 10 for the giving of notice.

    SECTION 11.  Entire Agreement.  This Agreement contains the entire agreement
                 ----------------
and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

    SECTION 12.  Binding Nature of Agreement; Successors and Assigns.  This
                 ---------------------------------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns as provided herein.

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

    SECTION 13.  Third Party Beneficiaries.  This Agreement shall be binding
                 -------------------------
upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other rights or remedies of any nature whatsoever under or by reason of this Agreement.

    SECTION 14.  Schedules and Exhibits.  All Schedules and Exhibits referred to
                 ----------------------
herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

    SECTION 15.  Indulgences, Not Waivers.  Neither the failure nor any delay on
                 ------------------------
the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

    SECTION 16.  Costs and Expenses.  Each party hereto shall bear its own costs
                 ------------------
and expenses (including the fees and disbursements of counsel and accountants) incurred in connection with the negotiations and preparation of and the closing under this Agreement, and all matters incidental thereto.

    SECTION 17.  Titles Not to Affect Interpretation.  The titles of paragraphs
                 -----------------------------------
and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

    SECTION 18.  Execution in Counterparts.  This Agreement may be executed in
                 -------------------------
any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

    SECTION 19.  Provisions Separable.  The provisions of this Agreement are
                 --------------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

    SECTION 20.  Gender.  Words used herein regardless of the number and gender
                 ------
specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

    SECTION 21.  Professional Fees.  If any party becomes involved in litigation
                 -----------------
(including bankruptcy proceedings) or arbitration against any other party arising out of or relating to this Agreement, the court in the litigation (including bankruptcy proceedings) or arbitrator in the

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

arbitration shall award legal expenses (including, but not limited to attorneys' fees, court costs and other legal expenses) to the prevailing party. The award for legal expenses shall not be computed in accordance with any court schedule, but shall be as necessary to fully reimburse all attorneys' fees and other legal expenses actually incurred in good faith, regardless of the size of the judgment, it being the intention of the parties to fully compensate for all the attorneys' fees and other legal expenses paid in good faith. For the purpose of this Agreement, the terms "attorneys' fees" or "attorneys' fees and costs" shall mean the reasonable fees and expenses of counsel to the parties hereto (including, without limitation, the cost of in-house counsel employed by such party, such cost to be determined by imputing a cost for those services commensurate with such counsel's skills and experience), which may include printing, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all reasonable fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred.

    SECTION 22.  Controlling Law.  This Agreement and all questions relating to
                 ---------------
its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Maryland, notwithstanding any Maryland or other conflict-of-law provisions to the contrary.

    SECTION 23.  Acknowledgment of Termination of Management Agreement.  The
                 -----------------------------------------------------
parties hereto acknowledge that the Management Agreement was terminated as of December 11, 1998, by consent of the Company and the Manager.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    HEALTHCARE FINANCIAL
                                    PARTNERS REIT, INC.


                                    By: /s/ Edward P. Nordberg, Jr.
                                       -----------------------------
                                       Its:  Chief Financial Officer


                                    HEALTHCARE FINANCIAL PARTNERS,
                                    INC.


                                    By: /s/ Edward P. Nordberg, Jr.
                                       -----------------------------
                                       Its: Chief Financial Officer


    The undersigned acknowledges that the Management Agreement was terminated as of December 11, 1998 by consent of the Company and the Manager.

HCFP REIT MANAGEMENT, INC.


By: /s/ Edward P. Nordberg, Jr.
    ------------------------------------
    Its: Chief Financial Officer
        --------------------------------

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